UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2019

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2019, Sigma Labs, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with one purchaser (the “Purchaser”), pursuant to which the Company sold to the Purchaser, in a private placement (the “Private Placement”) pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Act”), 400,000 shares of the Company’s Common Stock, par value $0.001 (the “Shares”), and warrants (“Warrants”) to purchase up to 200,000 Shares for a purchase price of $560,000. The Warrants, which have an initial exercise price of $1.56 per share, 10% above the closing price of Common Stock reported on The NASDAQ Capital Market on May 7, 2019, subject to adjustment in certain circumstances, may not be exercised until the date that is six months and one day after issuance, and have a term of five years from the initial exercise date. Exercise is also subject to a beneficial ownership limitation of 4.99% (or 9.99% at the option of the Purchaser).

The Company has agreed to pay Dawson James Securities, Inc. (“Dawson James”) a placement agent fee of $25,000 and to grant to Dawson James warrants (the “Placement Agent Warrants”) to purchase up to 20,000 shares of Common Stock at an initial exercise price of $1.75 per share. The Placement Agent Warrants may not be exercised until six months after issuance and have a term of five years from the closing.

The foregoing description of the terms of the Purchase Agreement, the Warrants and the Placement Agent Warrants set forth above are not complete and are qualified in their entirety by reference to the full text of the documents, copies of which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, hereto, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Shares

To the extent required by Item 3.02, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The sale of the Shares and Warrants was consummated on May 7, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019	SIGMA LABS, INC.

	By:	/s/ JOHN RICE
	Name:	John Rice
	Title:	Chairman and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Placement Agent Warrants

10.1	Securities Purchase Agreement, dated as of May 7, 2019, between Sigma Labs, Inc. and Purchaser.

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